UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: S&P 500 Index Fund of Merrill Lynch Index Funds, Inc.
              Master S&P 500 Index Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        S&P 500 Index Fund
                                        Merrill Lynch Index Funds, Inc.

Annual Report
December 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch S&P 500 Index Fund

Portfolio Information as of December 31, 2004

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Financials .................................................               19.3%
Information Technology .....................................               15.0
Health Care ................................................               11.8
Consumer Discretionary .....................................               11.1
Industrials ................................................               11.0
Consumer Staples ...........................................                9.8
Energy .....................................................                6.7
Telecommunication Services .................................                3.0
Materials ..................................................                2.9
Utilities ..................................................                2.7
Other* .....................................................                6.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term securities and warrants.

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch S&P 500 Index Fund during the fiscal year ended December 31, 2004:

================================================================================
Record Date                                    July 21, 2004   December 16, 2004
Payable Date                                   July 27, 2004   December 22, 2004
================================================================================
Qualified Dividend
Income for Individuals                             100%               100%
--------------------------------------------------------------------------------
Dividends Qualifying for the
Dividends Received Deduction
for Corporations                                   100%               100%
--------------------------------------------------------------------------------

Please retain this information for your records.


2          MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

A Letter From the President and Chief Investment Officer

Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success -- particularly during uncertain times -- is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004           3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund was able to meet its objective of closely replicating the returns of the S&P 500 Index during the year, and provided a double-digit total return.

How did the Fund perform during the fiscal year?

For the 12-month period ended December 31, 2004, Merrill Lynch S&P 500 Index Fund's Class A and Class I Shares had total returns of +10.22% and +10.55%, respectively. For the same period, the Fund's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +10.88%. (Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

As the returns indicate, the Fund met its objective of closely tracking the performance of the S&P 500 Index, a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the Index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 Index fluctuated during the past 12 months, the Fund's performance generally tracked that of the Index. Throughout the period, as changes were made to the composition of the S&P 500 Index, we purchased and sold securities to maintain the Fund's objective of replicating the risks and return of the benchmark.

As an index fund, the portfolio mirrors the composition of the S&P 500 Index, a common measure of U.S. market performance for large cap stocks. What developments affected the market for large cap stocks during the period?

The S&P 500 Index finished 2004 on a positive note, although it was not a straight march upward. Index gains were modest in the first and second quarters of the year, at +1.69% and +1.72%, respectively. The S&P 500 Index slid in the third quarter, returning -1.87%, but experienced a strong bounce back in the fourth quarter, with a return of +9.23%.

Economic news was mixed for much of the first three quarters before turning generally positive in the fourth quarter. The first quarter was impacted positively by good productivity and gross domestic product numbers, but clouded by the railroad bombing in Madrid, Spain, which caused market volatility to increase substantially.

Renewed fears of terrorist attacks cast the long shadow of geopolitical unrest on equity markets around the world. The aura of uncertainty in the second quarter was led by factors such as persistent violence in Iraq, record-high oil prices and mixed, though slowly improving, U.S. economic data. As the second quarter drew to a close, the drumbeat of presidential election drama gradually swelled in the United States.

In the third quarter, the course of economic news slowly began to point toward a strengthening economy. But despite better-than-expected corporate earnings and the Federal Reserve Board (the Fed) Chairman Alan Greenspan's congressional testimony that his outlook on economic growth remained constructive, a number of uncertainties hampered the U.S. equity market. Election buildup, a shifting Fed policy and higher oil prices fanned the flames of fear that the U.S. economy would slow.

The fourth quarter, however, proved to be the breakout that investors were looking for in the U.S. equity markets. Negative October headlines segued into positive November and December news. As a result of moderating oil prices, unwinding election uncertainties, reasonably good economic and earnings news, and the beginning of the seasonally strong year-end period, the market experienced a positive post-election bounce. As expected, the Fed continued to raise the federal funds interest rate, which ended the year at 2.25%, more than double where it started.

On December 31, 2004, the S&P 500 Index closed at 1,211.92 with a price return of +8.99%. The Dow Jones Industrial Average closed at 10,783.01 with a price return of +3.15%, while the Nasdaq Composite Index returned +8.59% with a closing level of 2,175.44. European markets delivered comparable gains, with the Financial Times Stock Exchange 100 Index closing at 4,814.30, representing a return of +7.54% in sterling. In the meantime, the Morgan Stanley Capital International World Index was up 12.84% in U.S. dollar terms, with a closing level of 1,169.34 at December 31, 2004.


4          MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Value-style investing outperformed the growth style for the year, as the S&P 500 Barra Value Index returned +15.70% versus the +6.13% return of the S&P 500 Barra Growth Index. Small- and mid-capitalization stocks generally had better returns than large-capitalization stocks in 2004, with the S&P SmallCap 600 Index returning +22.65% and the S&P MidCap 400 Index returning +16.48%.

Turning to sector performance, all 10 S&P 500 sectors posted positive returns for the year. The top performer was energy, which was up 28.77%, followed by utilities and telecommunication services, with respective returns of +19.60% and +15.98%. The worst performer for the year was health care, which was up only ..24%. Also at the bottom were information technology and consumer staples, with respective one-year returns of +2.13% and +6.04%.

How would you characterize market conditions at the close of the period?

As 2004 came to an end, the economy and earnings growth were beginning to slow, the Fed appeared poised to continue moving interest rates higher, legislative progress was anticipated on many fronts in Washington, DC, and concerns remained about the structural problems of debt and deficits as reflected by a significant decline in the U.S. dollar.

The recent increase in equity prices to new cyclical highs has led to questions about how much upside potential exists. Valuation levels, at least on an absolute basis, are somewhat stretched, although the profit environment is still strong enough to support the market. Equity prices could have fallen as a result of the Fed's recent interest rate hike, but clearly have been benefiting from recent declines in bond yields as well as from the declining dollar. Our opinion is that until monetary tightening and/or rising bond yields begin to take their toll, equities should continue to perform well. Having said that, we expect the portfolio to continue to meet its objective of tracking the performance of the S&P 500 Index.

Vincent J. Costa
Co-Portfolio Manager

Debra L. Jelilian
Co-Portfolio Manager

Jeffrey L. Russo
Co-Portfolio Manager

January 11, 2005

--------------------------------------------------------------------------------
We are pleased to announce that the day-to-day management of Merrill Lynch S&P 500 Index Fund is now run by Vincent J. Costa, Director of Merrill Lynch Investment Managers (MLIM) (Quantitative Investments) since 1999; Debra L. Jelilian, Director of MLIM (Quantitative Investments) since 1999; and Jeffrey L. Russo, Director of MLIM (Quantitative Investments) since 2004 and Vice President of MLIM from 1999 to 2004.
--------------------------------------------------------------------------------


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004           5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund, which offers two pricing alternatives:

o Class A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of .25% per year.

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                6-Month         12-Month        Since Inception
As of December 31, 2004                       Total Return    Total Return        Total Return
===============================================================================================
ML S&P 500 Index Fund Class A Shares*            +6.92%          +10.22%             +73.29%
-----------------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class I Shares*            +7.02           +10.55              +76.66
-----------------------------------------------------------------------------------------------
S&P 500(R) Index **                              +7.19           +10.88              +81.55
-----------------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 4/03/97.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 4/03/97.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6          MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class A & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class I Shares compared to growth of an investment in the Standard & Poor's 500 Index. Values are from April 3, 1997 to December 2004.

                          4/03/97**  12/97      12/98      12/99      12/00      12/01      12/02      12/03      12/04
ML S&P 500 Index
Fund+--Class A Shares*    $10,000    $13,053    $16,702    $20,069    $18,138    $15,873    $12,282    $15,723    $17,329

ML S&P 500 Index
Fund+--Class I Shares*    $10,000    $13,080    $16,774    $20,204    $18,299    $16,069    $12,451    $15,981    $17,666

                                 4/30/97**  12/97      12/98      12/99      12/00      12/01      12/02      12/03      12/04
Standard & Poor's 500 Index++    $10,000    $13,103    $16,848    $20,393    $18,537    $16,333    $12,724    $16,373    $18,155

* Assuming transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master S&P 500 Index Series of Quantitative Master Series Trust. The Trust's investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Average Annual Total Return

Class A Shares                                                            Return
================================================================================
One Year Ended 12/31/04                                                  +10.22%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                                - 2.89
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/04                                     + 7.36
--------------------------------------------------------------------------------

Class I Shares                                                            Return
================================================================================
One Year Ended 12/31/04                                                  +10.55%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                                - 2.65
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/04                                     + 7.62
--------------------------------------------------------------------------------


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004           7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                     Beginning           Ending        During the Period*
                                                   Account Value      Account Value     July 1, 2004 to
                                                    July 1, 2004    December 31, 2004  December 31, 2004
=========================================================================================================
Actual
=========================================================================================================
Class A                                                $1,000           $1,069.20             $3.07
---------------------------------------------------------------------------------------------------------
Class I                                                $1,000           $1,070.20             $1.77
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                $1,000           $1,022.17             $3.00
---------------------------------------------------------------------------------------------------------
Class I                                                $1,000           $1,023.43             $1.73
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.59% for Class A and .34% for Class I), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.


8          MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Statement of Assets and Liabilities             Merrill Lynch S&P 500 Index Fund

As of December 31, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investment in Master S&P 500 Index Series (the "Series"),
                        at value (identified cost--$2,193,021,062) ..................                        $ 2,594,788,227
                       Prepaid expenses .............................................                                 22,997
                                                                                                             ---------------
                       Total assets .................................................                          2,594,811,224
                                                                                                             ---------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Administrative fees .......................................    $       601,664
                          Distributor ...............................................            196,658             798,322
                                                                                         ---------------
                       Accrued expenses and other liabilities .......................                                981,311
                                                                                                             ---------------
                       Total liabilities ............................................                              1,779,633
                                                                                                             ---------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets ...................................................                        $ 2,593,031,591
                                                                                                             ===============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value,
                        250,000,000 shares authorized ...............................                        $         6,344
                       Class I Shares of Common Stock, $.0001 par value,
                        250,000,000 shares authorized ...............................                                 11,140
                       Paid-in capital in excess of par .............................                          2,395,780,378
                       Undistributed investment income--net .........................    $       728,636
                       Accumulated realized capital losses allocated from the
                        Series--net .................................................       (205,262,072)
                       Unrealized appreciation allocated from the Series--net .......        401,767,165
                                                                                         ---------------
                       Total accumulated earnings--net ..............................                            197,233,729
                                                                                                             ---------------
                       Net Assets ...................................................                        $ 2,593,031,591
                                                                                                             ===============
============================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $939,608,240 and
                        63,438,426 shares outstanding ...............................                        $         14.81
                                                                                                             ===============
                       Class I--Based on net assets of $1,653,423,351 and
                        111,403,226 shares outstanding ..............................                        $         14.84
                                                                                                             ===============

      See Notes to Financial Statements.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004           9

[LOGO] Merrill Lynch Investment Managers


Statement of Operations                         Merrill Lynch S&P 500 Index Fund

For the Year Ended December 31, 2004
============================================================================================================================
Investment Income Allocated from the Series--Net
----------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Series:
                          Dividends (including $130,425 from affiliates) ............                        $    48,437,780
                          Interest from affiliates ..................................                                762,861
                          Securities lending ........................................                                214,677
                          Expenses ..................................................                               (790,894)
                                                                                                             ---------------
                       Net investment income allocated from the Series ..............                             48,624,424
                                                                                                             ---------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Administration fees ..........................................    $     5,981,121
                       Account maintenance fees--Class A ............................          2,261,109
                       Transfer agent fees ..........................................          1,247,555
                       Printing and shareholder reports .............................            108,724
                       Registration fees ............................................             81,703
                       Professional fees ............................................             35,222
                       Directors' fees and expenses .................................             29,324
                       Other ........................................................            150,823
                                                                                         ---------------
                       Total expenses ...............................................                              9,895,581
                                                                                                             ---------------
                       Investment income--net .......................................                             38,728,843
                                                                                                             ---------------
============================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Series--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments (including $(136,380) from
                        affiliates) and futures contracts allocated from the
                        Series--net .................................................                            (22,528,106)
                       Change in unrealized appreciation on investments (including appreciation of $418,590 from affiliates) and futures
                        contracts allocated from the Series--net ....................                            228,800,431
                                                                                                             ---------------
                       Total realized and unrealized gain allocated from the
                        Series--net .................................................                            206,272,325
                                                                                                             ---------------
                       Net Increase in Net Assets Resulting from Operations .........                        $   245,001,168
                                                                                                             ===============

      See Notes to Financial Statements.


10         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Statements of Changes in Net Assets             Merrill Lynch S&P 500 Index Fund

                                                                                                 For the Year Ended
                                                                                                     December 31,
                                                                                         -----------------------------------
Increase (Decrease) in Net Assets:                                                             2004                2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .......................................    $    38,728,843     $    25,864,982
                       Realized gain (loss) allocated from the Series--net ..........        (22,528,106)          2,266,529
                       Change in unrealized appreciation allocated from the
                        Series--net .................................................        228,800,431         468,520,739
                                                                                         -----------------------------------
                       Net increase in net assets resulting from operations .........        245,001,168         496,652,250
                                                                                         -----------------------------------
============================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ...................................................        (12,456,120)         (9,012,142)
                          Class I ...................................................        (25,908,960)        (17,162,253)
                                                                                         -----------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ................................................        (38,365,080)        (26,174,395)
                                                                                         -----------------------------------
============================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share
                        transactions ................................................         77,228,211         258,203,138
                                                                                         -----------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .................................        283,864,299         728,680,993
                       Beginning of year ............................................      2,309,167,292       1,580,486,299
                                                                                         -----------------------------------
                       End of year* .................................................    $ 2,593,031,591     $ 2,309,167,292
                                                                                         ===================================
                          * Undistributed investment income--net ....................    $       728,636     $       364,873
                                                                                         ===================================

      See Notes to Financial Statements.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                            Merrill Lynch S&P 500 Index Fund

The following per share data and ratios have been                                   Class A
derived from information provided in the financial   ----------------------------------------------------------------------
statements.                                                              For the Year Ended December 31,
                                                     ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                 2004           2003           2002           2001          2000
===========================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ...   $     13.62    $     10.75    $     14.05    $     16.16   $     18.00
                                                     ----------------------------------------------------------------------
            Investment income--net ...............           .20++          .14++          .13++          .10           .04
            Realized and unrealized gain (loss)
             allocated from the Series--net ......          1.19           2.87          (3.31)         (2.12)        (1.77)
                                                     ----------------------------------------------------------------------
            Total from investment operations .....          1.39           3.01          (3.18)         (2.02)        (1.73)
                                                     ----------------------------------------------------------------------
            Less dividends and distributions:
               Investment income--net ............          (.20)          (.14)          (.12)          (.09)         (.10)
               In excess of investment
                income--net ......................            --             --             --             --            --+
               In excess of realized gain
                allocated from the Series--net ...            --             --             --             --          (.01)
                                                     ----------------------------------------------------------------------
            Total dividends and distributions ....          (.20)          (.14)          (.12)          (.09)         (.11)
                                                     ----------------------------------------------------------------------
            Net asset value, end of year .........   $     14.81    $     13.62    $     10.75    $     14.05   $     16.16
                                                     ======================================================================
===========================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ...         10.22%         28.02%        (22.62%)       (12.49%)       (9.62%)
                                                     ======================================================================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement* ......           .59%           .61%           .61%           .62%          .63%
                                                     ======================================================================
            Expenses* ............................           .59%           .61%           .61%           .63%          .65%
                                                     ======================================================================
            Investment income--net ...............          1.42%          1.19%          1.03%           .71%          .60%
                                                     ======================================================================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands)   $   939,608    $   880,875    $   648,569    $   772,750   $   817,423
                                                     ======================================================================
            Portfolio turnover from the Series ...          5.84%          3.60%          4.59%          3.21%         9.71%
                                                     ======================================================================

*     Includes the Fund's share of the Series' allocated expenses.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


12         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Financial Highlights (concluded)                Merrill Lynch S&P 500 Index Fund

The following per share data and ratios have been                                   Class I
derived from information provided in the financial   ----------------------------------------------------------------------
statements.                                                              For the Year Ended December 31,
                                                     ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                 2004           2003           2002           2001          2000
===========================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ...   $     13.64    $     10.76    $     14.08    $     16.18   $     18.02
                                                     ----------------------------------------------------------------------
            Investment income--net ...............           .24++          .17++          .16++          .13           .13
            Realized and unrealized gain (loss)
             allocated from the Series ...........          1.19           2.88          (3.33)         (2.10)        (1.82)
                                                     ----------------------------------------------------------------------
            Total from investment operations .....          1.43           3.05          (3.17)         (1.97)        (1.69)
                                                     ----------------------------------------------------------------------
            Less dividends and distributions:
               Investment income--net ............          (.23)          (.17)          (.15)          (.13)         (.14)
               In excess of investment
                income--net ......................            --             --             --             --            --+
               In excess of realized gain
                allocated from the Series--net ...            --             --             --             --          (.01)
                                                     ----------------------------------------------------------------------
            Total dividends and distributions ....          (.23)          (.17)          (.15)          (.13)         (.15)
                                                     ----------------------------------------------------------------------
            Net asset value, end of year .........   $     14.84    $     13.64    $     10.76    $     14.08   $     16.18
                                                     ======================================================================
===========================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ...         10.55%         28.35%        (22.51%)       (12.19%)       (9.43%)
                                                     ======================================================================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement* ......           .34%           .36%           .36%           .37%          .38%
                                                     ======================================================================
            Expenses* ............................           .34%           .36%           .36%           .38%          .40%
                                                     ======================================================================
            Investment income--net ...............          1.68%          1.44%          1.27%           .97%          .85%
                                                     ======================================================================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands)   $ 1,653,423    $ 1,428,292    $   931,917    $ 1,108,832   $   896,356
                                                     ======================================================================
            Portfolio turnover from the Series ...          5.84%          3.60%          4.59%          3.21%         9.71%
                                                     ======================================================================

*     Includes the Fund's share of the Series' allocated expenses.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                   Merrill Lynch S&P 500 Index Fund

1. Significant Accounting Policies:

Merrill Lynch S&P 500 Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the "Series") of Quantitative Master Series Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Series owned by the Fund at December 31, 2004 was 88.3%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to their account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1a of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administrative Services Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .245% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. MLIM has entered into a voluntary arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding account maintenance fees) will not exceed .40%. This arrangement has a one-year term and is renewable.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class A Shares.


14         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Notes to Financial Statements (concluded)       Merrill Lynch S&P 500 Index Fund

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $77,228,211 and $258,203,138 for the years ended December 31, 2004 and December 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         19,152,185       $ 266,604,093
Shares issued to shareholders in
   reinvestment of dividends ...........            773,559          11,276,761
Shares redeemed ........................        (21,176,733)       (295,567,495)
                                                -------------------------------
Net decrease ...........................         (1,250,989)      $ (17,686,641)
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         21,676,776       $ 259,407,002
Shares issued to shareholders in
   reinvestment of dividends ...........            613,120           8,148,224
                                                -------------------------------
Total issued ...........................         22,289,896         267,555,226
Shares redeemed ........................        (17,956,428)       (215,576,494)
                                                -------------------------------
Net increase ...........................          4,333,468       $  51,978,732
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         38,557,248       $ 537,823,786
Shares issued to shareholders in
   reinvestment of dividends ...........          1,718,853          25,111,714
Shares redeemed ........................        (33,555,631)       (468,020,648)
                                                -------------------------------
Net increase ...........................          6,720,470       $  94,914,852
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         46,212,278       $ 538,202,424
Shares issued to shareholders in
   reinvestment of dividends ...........          1,237,260          16,488,003
                                                -------------------------------
Total issued ...........................         47,449,538         554,690,427
Shares redeemed ........................        (29,356,179)       (348,466,021)
                                                -------------------------------
Net increase ...........................         18,093,359       $ 206,224,406
                                                ===============================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                      12/31/2004      12/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
     Ordinary income ............................    $38,365,080     $26,174,395
                                                     ---------------------------
Total taxable distributions .....................    $38,365,080     $26,174,395
                                                     ===========================

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ....................       $     728,636
Undistributed long-term capital gains -- net ............                  --
                                                                -------------
Total undistributed earnings -- net .....................             728,636
Capital loss carryforward ...............................        (122,043,773)*
Unrealized gains -- net .................................         318,548,866**
                                                                -------------
Total accumulated earnings -- net .......................       $ 197,233,729
                                                                =============

* On December 31, 2004, the Fund had a net capital loss carryforward of $122,043,773, of which $4,944,930 expires in 2008, $14,600,496 expires in
      2009, $73,055,477 expires in 2010, $7,823,922 expires in 2011 and
      $21,618,948 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          15

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

                                                Merrill Lynch S&P 500 Index Fund

To the Shareholders and Board of Directors of Merrill Lynch Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch S&P 500 Index Fund, one of the series constituting Merrill Lynch Index Funds, Inc. (the "Fund"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2005


16         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Summary Schedule of Investments                      Master S&P 500 Index Series

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                        Shares                                                                  Percent of
Industry*                                 Held     Common Stocks                                   Value        Net Assets
==========================================================================================================================
Aerospace & Defense                    132,448     United Technologies Corp.                 $   13,688,501         0.5%
                                                   Other Securities                              45,528,533         1.5
                                                                                             -----------------------------
                                                                                                 59,217,034         2.0
--------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                291,600     United Parcel Service, Inc.                   24,920,136         0.9
                                                   Other Securities                               8,396,546         0.3
                                                                                             -----------------------------
                                                                                                 33,316,682         1.2
--------------------------------------------------------------------------------------------------------------------------
Airlines                                           Other Securities                               3,788,051         0.1
--------------------------------------------------------------------------------------------------------------------------
Auto Components                                    Other Securities                               6,446,963         0.1
--------------------------------------------------------------------------------------------------------------------------
Automobiles                                        Other Securities                              17,587,526         0.6
--------------------------------------------------------------------------------------------------------------------------
Beverages                              629,328     The Coca-Cola Co.                             26,198,925         0.9
                                       439,388     PepsiCo, Inc.                                 22,936,054         0.8
                                                   Other Securities                              17,118,373         0.6
                                                                                             -----------------------------
                                                                                                 66,253,352         2.3
--------------------------------------------------------------------------------------------------------------------------
Biotechnology                          328,347    +Amgen, Inc.                                   21,063,460         0.7
                                                   Other Securities                              17,512,778         0.6
                                                                                             -----------------------------
                                                                                                 38,576,238         1.3
--------------------------------------------------------------------------------------------------------------------------
Building Products                                  Other Securities                               6,518,535         0.2
--------------------------------------------------------------------------------------------------------------------------
Capital Markets                        243,567     Merrill Lynch & Co., Inc. (b)                 14,558,000         0.5
                                       285,198     Morgan Stanley                                15,834,193         0.5
                                                   Other Securities                              52,985,113         1.8
                                                                                             -----------------------------
                                                                                                 83,377,306         2.8
--------------------------------------------------------------------------------------------------------------------------
Chemicals                                          Other Securities                              48,485,491         1.7
--------------------------------------------------------------------------------------------------------------------------
Commercial Banks                     1,046,006     Bank of America Corp.                         49,151,822         1.7
                                       491,565     US Bancorp                                    15,395,816         0.5
                                       417,826     Wachovia Corp.                                21,977,648         0.8
                                       438,322     Wells Fargo & Co.                             27,241,712         0.9
                                                   Other Securities                              61,082,199         2.0
                                                                                             -----------------------------
                                                                                                174,849,197         5.9
--------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                     Other Securities                              29,610,514         1.0
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment             1,705,571    +Cisco Systems, Inc. (c)                       32,917,520         1.1
                                       422,160    +Qualcomm, Inc.                                17,899,584         0.6
                                                   Other Securities                              27,175,492         0.9
                                                                                             -----------------------------
                                                                                                 77,992,596         2.6
--------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                647,516    +Dell, Inc. (c)                                27,286,324         0.9
                                       790,017     Hewlett-Packard Co.                           16,566,656         0.6
                                       430,767     International Business Machines Corp.         42,465,011         1.4
                                                   Other Securities                              29,531,085         1.0
                                                                                             -----------------------------
                                                                                                115,849,076         3.9
--------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                         Other Securities                               1,186,192         0.0
--------------------------------------------------------------------------------------------------------------------------
Construction Materials                             Other Securities                               1,438,810         0.1
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance                       328,784     American Express Co. (c)                      18,533,554         0.6
                                                   Other Securities                              21,741,291         0.7
                                                                                             -----------------------------
                                                                                                 40,274,845         1.3
--------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                             Other Securities                               5,280,663         0.2
--------------------------------------------------------------------------------------------------------------------------
Distributors                                       Other Securities                               2,009,753         0.1


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          17

[LOGO] Merrill Lynch Investment Managers

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                        Shares                                                                  Percent of
Industry*                                 Held     Common Stocks                                   Value        Net Assets
==========================================================================================================================
Diversified Financial Services       1,344,636     Citigroup, Inc.                           $   64,784,562         2.2%
                                       923,856     JPMorgan Chase & Co.                          36,039,623         1.2
                                                   Other Securities                               9,544,414         0.3
                                                                                             -----------------------------
                                                                                                110,368,599         3.7
--------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication          474,834     Bell South Corp. (c)                          13,195,637         0.4
Services                               859,405     SBC Communications, Inc.                      22,146,867         0.8
                                       718,028     Verizon Communications, Inc.                  29,087,314         1.0
                                                   Other Securities                              22,491,480         0.8
                                                                                             -----------------------------
                                                                                                 86,921,298         3.0
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities                                 Other Securities                              58,753,283         2.0
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                               Other Securities                              12,896,030         0.5
--------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                 Other Securities                               9,830,071         0.2
--------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services                        Other Securities                              28,705,005         1.0
--------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing             1,101,155     Wal-Mart Stores, Inc.                         58,163,007         2.0
                                                   Other Securities                              36,213,723         1.2
                                                                                             -----------------------------
                                                                                                 94,376,730         3.2
--------------------------------------------------------------------------------------------------------------------------
Food Products                                      Other Securities                              38,479,621         1.3
--------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                      Other Securities                               3,927,823         0.1
--------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies       313,640     Medtronic, Inc.                               15,578,499         0.5
                                                   Other Securities                              49,287,882         1.7
                                                                                             -----------------------------
                                                                                                 64,866,381         2.2
--------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services       169,178     UnitedHealth Group, Inc.                      14,892,739         0.5
                                                   Other Securities                              52,228,564         1.8
                                                                                             -----------------------------
                                                                                                 67,121,303         2.3
--------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                      Other Securities                              46,511,603         1.5
--------------------------------------------------------------------------------------------------------------------------
Household Durables                                 Other Securities                              16,449,630         0.6
--------------------------------------------------------------------------------------------------------------------------
Household Products                     659,396     Procter & Gamble Co.                          36,319,532         1.2
                                                   Other Securities                              18,193,068         0.7
                                                                                             -----------------------------
                                                                                                 54,512,600         1.9
--------------------------------------------------------------------------------------------------------------------------
IT Services                                        Other Securities                              33,201,844         1.1
--------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates               202,988     3M Co.                                        16,659,225         0.6
                                     2,740,581     General Electric Co.                         100,031,206         3.4
                                       522,025     Tyco International Ltd.                       18,657,174         0.6
                                                   Other Securities                               2,665,213         0.1
                                                                                             -----------------------------
                                                                                                138,012,818         4.7
--------------------------------------------------------------------------------------------------------------------------
Insurance                              675,707     American International Group, Inc.            44,373,679         1.5
                                                   Other Securities                              80,684,379         2.8
                                                                                             -----------------------------
                                                                                                125,058,058         4.3
--------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail              171,400    +eBay, Inc. (c)                                19,930,392         0.7
--------------------------------------------------------------------------------------------------------------------------
Internet Software & Services           352,860     Yahoo!, Inc.                                  13,295,765         0.5
--------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                       Other Securities                               6,495,103         0.2
--------------------------------------------------------------------------------------------------------------------------
Machinery                                          Other Securities                              43,940,612         1.6
--------------------------------------------------------------------------------------------------------------------------
Media                                  459,943    +Comcast Corp. Class A (c)                     15,306,903         0.5
                                     1,185,884    +Time Warner, Inc.                             23,053,585         0.8
                                       441,663     Viacom, Inc. Class B                          16,072,117         0.5
                                       532,847     Walt Disney Co.                               14,813,147         0.5
                                                   Other Securities                              47,631,504         1.6
                                                                                             -----------------------------
                                                                                                116,877,256         3.9
--------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                    Other Securities                              21,031,287         0.8
--------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                Other Securities                              22,635,202         0.8
--------------------------------------------------------------------------------------------------------------------------


18         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                        Shares                                                                  Percent of
Industry*                                 Held     Common Stocks                                   Value        Net Assets
==========================================================================================================================
Multiline Retail                                   Other Securities                          $   33,529,653         1.1%
--------------------------------------------------------------------------------------------------------------------------
Office Electronics                                 Other Securities                               4,005,889         0.1
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas                              552,300     ChevronTexaco Corp.                           29,001,273         1.0
                                       178,589     ConocoPhillips                                15,506,883         0.5
                                     1,670,712     Exxon Mobil Corp. (e)                         85,640,697         2.9
                                                   Other Securities                              50,922,280         1.8
                                                                                             -----------------------------
                                                                                                181,071,133         6.2
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                            Other Securities                              14,375,520         0.5
--------------------------------------------------------------------------------------------------------------------------
Personal Products                                  Other Securities                              17,339,016         0.6
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                        404,917     Abbott Laboratories                           18,889,378         0.6
                                       293,277     Eli Lilly & Co.                               16,643,470         0.6
                                       769,777     Johnson & Johnson                             48,819,257         1.7
                                       575,457     Merck & Co., Inc.                             18,495,188         0.6
                                     1,948,681     Pfizer, Inc.                                  52,400,032         1.8
                                       345,899     Wyeth                                         14,731,838         0.5
                                                   Other Securities                              30,830,941         1.0
                                                                                             -----------------------------
                                                                                                200,810,104         6.8
--------------------------------------------------------------------------------------------------------------------------
Real Estate                                        Other Securities                              15,944,342         0.6
--------------------------------------------------------------------------------------------------------------------------
Road & Rail                                        Other Securities                              15,220,661         0.6
--------------------------------------------------------------------------------------------------------------------------
Semiconductors &                     1,636,531     Intel Corp.                                   38,278,460         1.3
Semiconductor Equipment                            Other Securities                              51,174,158         1.8
                                                                                             -----------------------------
                                                                                                 89,452,618         3.1
--------------------------------------------------------------------------------------------------------------------------
Software                             2,822,124     Microsoft Corp. (e)                           75,378,932         2.6
                                     1,339,285    +Oracle Corp.                                  18,374,990         0.6
                                                   Other Securities                              31,892,953         1.0
                                                                                             -----------------------------
                                                                                                125,646,875         4.2
--------------------------------------------------------------------------------------------------------------------------
Specialty Retail                       569,386     Home Depot, Inc.                              24,335,558         0.8
                                                   Other Securities                              46,166,663         1.6
                                                                                             -----------------------------
                                                                                                 70,502,221         2.4
--------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                   Other Securities                              13,413,363         0.4
--------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance             251,073     Fannie Mae                                    17,878,908         0.6
                                                   Other Securities                              36,796,703         1.3
                                                                                             -----------------------------
                                                                                                 54,675,611         1.9
--------------------------------------------------------------------------------------------------------------------------
Tobacco                                532,618     Altria Group, Inc.                            32,542,960         1.1
                                                   Other Securities                               5,354,607         0.2
                                                                                             -----------------------------
                                                                                                 37,897,567         1.3
--------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                   Other Securities                               1,495,286         0.1
--------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services                Other Securities                               8,651,310         0.3
--------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Common Stocks
                                                   (Cost--$2,492,376,609)                     2,930,288,307        99.7
==========================================================================================================================

                                                   Warrants (a)
==========================================================================================================================
Communications Equipment                           Other Securities                                  41,624         0.0
--------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Warrants
                                                   (Cost--$43,731)                                   41,624         0.0
==========================================================================================================================


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          19

[LOGO] Merrill Lynch Investment Managers

Summary Schedule of Investments (concluded)          Master S&P 500 Index Series

                                                                                                                Percent of
                           Beneficial Interest     Short-Term Securities                           Value        Net Assets
==========================================================================================================================
                                  $ 13,830,516     Merrill Lynch Liquidity Series, LLC
                                                   Cash Sweep Series I (b)                   $   13,830,516         0.5%
                                   195,307,280     Merrill Lynch Liquidity Series, LLC
                                                   Money Market Series (b)(d)                   195,307,280         6.6
--------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Short-Term
                                                   Securities (Cost--$209,137,796)              209,137,796         7.1
==========================================================================================================================
Total Investments (Cost--$2,701,558,136**)                                                    3,139,467,727       106.8

Liabilities in Excess of Other Assets                                                          (201,076,662)       (6.8)
                                                                                             --------------------------
Net Assets                                                                                   $2,938,391,065       100.0%
                                                                                             ==========================

      "Other Securities" represent issues that are not identified as the largest 50 holdings of the Series and issues not exceeding 1% of net assets.

* For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................           $ 2,782,656,546
                                                                ===============
      Gross unrealized appreciation .................           $   585,819,081
      Gross unrealized depreciation .................              (229,007,900)
                                                                ---------------
      Net unrealized appreciation ...................           $   356,811,181
                                                                ===============

+     Non-income producing security.
(a) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                      Net               Dividend
      Affiliate                                     Activity              Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                         33,500      $    147,707
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                        $(34,338,927)     $    844,463
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                        $(16,953,033)     $    212,968
      Merrill Lynch Premier
       Institutional Fund                          (70,753,437)     $     25,152
      --------------------------------------------------------------------------

(c)   Security, or a portion of security, is on loan.
(d)   Security was purchased with the cash proceeds from securities loans.
(e) All or a portion of security held as collateral in connection with open financial futures contracts.

      Financial futures contracts purchased as of December 31, 2004 were as follows:

      --------------------------------------------------------------------------
      Number of                    Expiration         Face           Unrealized
      Contracts       Issue           Date            Value         Appreciation
      --------------------------------------------------------------------------
         40          S&P 500         March
                      Index           2005         $11,854,247         $282,753
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


20         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Statement of Assets and Liabilities                  Master S&P 500 Index Series

As of December 31, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (including securities loaned of $188,922,252) (identified
                        cost--$2,481,584,236) .......................................                        $ 2,915,771,931
                       Investments in affiliated securities, at value (identified
                        cost -$219,973,900) .........................................                            223,695,796
                       Receivables:
                          Dividends .................................................    $     3,956,931
                          Contributions .............................................          2,702,009
                          Interest from affiliates ..................................             39,746
                          Securities lending ........................................             15,033
                          Securities sold ...........................................             12,490           6,726,209
                                                                                         ---------------
                       Prepaid expenses .............................................                                 16,459
                                                                                                             ---------------
                       Total assets .................................................                          3,146,210,395
                                                                                                             ---------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ....................                            195,307,280
                       Payables:
                          Withdrawals ...............................................         11,945,472
                          Custodian bank ............................................            121,381
                          Investment adviser ........................................             13,916
                          Variation margin ..........................................             13,775
                          Securities purchased ......................................             12,770
                          Other affiliates ..........................................             33,761          12,141,075
                                                                                         ---------------
                       Accrued expenses and other liabilities .......................                                370,975
                                                                                                             ---------------
                       Total liabilities ............................................                            207,819,330
                                                                                                             ---------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets ...................................................                        $ 2,938,391,065
                                                                                                             ===============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ...........................................                        $ 2,500,198,721
                       Unrealized appreciation--net .................................                            438,192,344
                                                                                                             ---------------
                       Net Assets ...................................................                        $ 2,938,391,065
                                                                                                             ===============

      See Notes to Financial Statements.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          21

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                              Master S&P 500 Index Series

For the Year Ended December 31, 2004
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Dividends (including $147,707 from affiliates) ...............                        $    54,162,066
                       Interest from affiliates .....................................                                844,463
                       Securities lending ...........................................                                238,120
                                                                                                             ---------------
                       Total income .................................................                             55,244,649
                                                                                                             ---------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Accounting services ..........................................    $       382,991
                       Professional fees ............................................            144,970
                       Investment advisory fees .....................................            136,071
                       Custodian fees ...............................................            116,587
                       Trustees' fees and expenses ..................................             24,269
                       Printing and shareholder reports .............................              7,120
                       Other ........................................................             69,094
                                                                                         ---------------
                       Total expenses ...............................................                                881,102
                                                                                                             ---------------
                       Investment income--net .......................................                             54,363,547
                                                                                                             ---------------
============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments (including $(192,845) from affiliates)--net ...        (36,296,930)
                          Futures contracts--net ....................................          4,441,596         (31,855,334)
                                                                                         ---------------
                       Change in unrealized appreciation on:
                          Investments (including appreciation of $482,413 from
                           affiliates)--net .........................................        266,164,351
                          Futures contracts--net ....................................         (2,478,347)        263,686,004
                                                                                         -----------------------------------
                       Total realized and unrealized gain--net ......................                            231,830,670
                                                                                                             ---------------
                       Net Increase in Net Assets Resulting from Operations .........                        $   286,194,217
                                                                                                             ===============

      See Notes to Financial Statements.


22         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Statements of Changes in Net Assets                  Master S&P 500 Index Series

                                                                                                 For the Year Ended
                                                                                                     December 31,
                                                                                         -----------------------------------
Increase (Decrease) in Net Assets:                                                             2004                2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .......................................    $    54,363,547     $    36,732,827
                       Realized gain (loss)--net ....................................        (31,855,334)          6,988,294
                       Change in unrealized appreciation--net .......................        263,686,004         502,365,410
                                                                                         -----------------------------------
                       Net increase in net assets resulting from operations .........        286,194,217         546,086,531
                                                                                         -----------------------------------
============================================================================================================================
Capital Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ..................................      1,018,136,288         818,978,064
                       Fair value of withdrawals ....................................       (840,535,190)       (617,173,500)
                                                                                         -----------------------------------
                       Net increase in net assets derived from capital transactions .        177,601,098         201,804,564
                                                                                         -----------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .................................        463,795,315         747,891,095
                       Beginning of year ............................................      2,474,595,750       1,726,704,655
                                                                                         -----------------------------------
                       End of year ..................................................    $ 2,938,391,065     $ 2,474,595,750
                                                                                         ===================================

      See Notes to Financial Statements.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          23

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                                 Master S&P 500 Index Series

The following ratios have been derived                                   For the Year Ended December 31,
from information provided in the financial           ----------------------------------------------------------------------
statements.                                             2004          2003          2002          2001           2000
===========================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------
            Total investment return ..............         10.90%         28.70%        (22.22%)       (11.97%)          --
                                                     ======================================================================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
            Expenses .............................           .03%           .04%           .04%           .05%          .07%
                                                     ======================================================================
            Investment income--net ...............          1.99%          1.76%          1.59%          1.29%         1.16%
                                                     ======================================================================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands)   $ 2,938,391    $ 2,474,596    $ 1,726,705    $ 1,893,497   $ 1,714,631
                                                     ======================================================================
            Portfolio turnover ...................          5.84%          3.60%          4.59%          3.21%         9.71%
                                                     ======================================================================

* Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


24         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Notes to Financial Statements                        Master S&P 500 Index Series

1. Significant Accounting Policies:

Master S&P 500 Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          25

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)            Master S&P 500 Index Series

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


26         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Notes to Financial Statements (concluded)            Master S&P 500 Index Series

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of FAM.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2004, the Series lent securities with a value of $24,987,449 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $103,892 in securities lending agent fees from the Series.

Merrill Lynch Trust Company ("MLTC"), a wholly-owned subsidiary of ML & Co., is the Series' custodian.

For the year ended December 31, 2004, the Series reimbursed FAM $52,238 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLTC, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $439,815,033 and $154,386,107, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          27

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

                                                     Master S&P 500 Index Series

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master S&P 500 Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master S&P 500 Index Series of the Quantitative Master Series Trust as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2005


28         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch Invest-   124 Funds       None
Glenn*      Princeton, NJ  and          present  ment Managers, L.P. ("MLIM")/Fund Asset               163 Portfolios
            08543-9011     Director/             Management, L.P. ("FAM")-advised funds since
            Age: 64        Trustee               1999; Chairman (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice President of MLIM
                                                 and FAM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director of
                                                 Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund/Trust based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  General Partner of The Burton Partnership, Limited    23 Funds        ITC Delta-
Burton      Princeton, NJ  Trustee      present  Partnership (an Investment Partnership) since         42 Portfolios   Com, Inc.,
            08543-9095                           1979; Managing General Partner of the South                           Knology,
            Age: 60                              Atlantic Venture Funds since 1983; Member of                          Inc.,
                                                 the Investment Advisory Committee of the                              Symbion, Inc.
                                                 Florida State Board of Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Director/    2000 to  James R. Williston Professor of Investment Manage-    24 Funds        Cambridge
Crum        Princeton, NJ  Trustee      present  ment Emeritus, Harvard Business School since 1996;    43 Portfolios   Bancorp
            08543-9095                           James R. Williston Professor of Investment Manage-
            Age: 72                              ment, Harvard Business School from 1971 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director/    2000 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ  Trustee      present  School of Business, Columbia University since 1998.   42 Portfolios
Hodrick     08543-9095
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments from 1993 to       23 Funds        None
Walsh       Princeton, NJ  Trustee      present  2003 and employed in various capacities therewith     42 Portfolios
            08543-9095                           from 1973 to 1992; Director, The National Audubon
            Age: 63                              Society since 1998; Director, the American
                                                 Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    2000 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-       42 Portfolios   Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       ceuticals,
            Age: 63                              Director of Michael J. Fox Foundation for Parkinson's                 Inc.
                                                 Research since 2000; Director of BTG International
                                                 Plc (a global technology commercialization
                                                 company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          29

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since
Doll, Jr.   Princeton, NJ  President    present  2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President
            08543-9011                           from 1999 to 2001; President and Director of Princeton Services, Inc. since 2001;
            Age: 50                              President of Princeton Administrators, L.P. since 2001; Chief Investment Officer of
                                                 Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard J.  P.O. Box 9011  Vice         1999 to  Managing Director and Head of Global Index and Enhanced Index products for Merrill
Vella       Princeton, NJ  President    present  Lynch Quantitative Advisors since 1999; Managing Director and Head of the Global
            08543-9011                           Index and Enhanced Index business at Bankers Trust from 1984 to 1999.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Secretary of MLIM, FAM, FAMD and Princeton Services since 2004; Director (Legal
Pellegrino  Princeton, NJ               present  Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney
            08543-9011                           associated with MLIM since 1997.
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director/Trustee and M. Colyer Crum, Director/Trustee of Merrill Lynch Index Funds, Inc. and Quantitative Master Series Trust retired. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Fund and the Trust.
--------------------------------------------------------------------------------


30         MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           MERRILL LYNCH S&P 500 INDEX FUND        DECEMBER 31, 2004          31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                               #Index 4 -- 12/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and (6) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         S&P 500 Index Fund of Merrill Lynch Index Funds, Inc.

         (a) Audit Fees -         Fiscal Year Ending December 31, 2004 - $6,200
                                  Fiscal Year Ending December 31, 2003 - $6,000

         Master S&P 500 Index Series of Quantitative Master Series Trust

         (a) Audit Fees -         Fiscal Year Ending December 31, 2004 - $33,400
                                  Fiscal Year Ending December 31, 2003 - $33,000

         S&P 500 Index Fund of Merrill Lynch Index Funds, Inc.

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         Master S&P 500 Index Series of Quantitative Master Series Trust

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $12,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         S&P 500 Index Fund of Merrill Lynch Index Funds, Inc.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2004 - $5,200
                                  Fiscal Year Ending December 31, 2003 - $6,900

         The nature of the services include tax compliance, tax advice and tax planning.

         Master S&P 500 Index Series of Quantitative Master Series Trust

         (c) Tax Fees -           Fiscal Year Ending December 31, 2004 - $15,000
                                  Fiscal Year Ending December 31, 2003 - $15,000

         The nature of the services include tax compliance, tax advice and tax planning.

         S&P 500 Index Fund of Merrill Lynch Index Funds, Inc.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         Master S&P 500 Index Series of Quantitative Master Series Trust

         (d) All Other Fees -     Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2004 - $11,926,355
             Fiscal Year Ending December 31, 2003 - $18,621,495

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON
DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master S&P 500 Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust") as of December 31, 2004, and for the year then ended and have issued our report thereon dated February 23, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments (the "Schedule") as of December 31, 2004 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
February 23, 2005

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2004

Industry*                                      Shares Held       Common Stocks                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.0%                         217,320       Boeing Co.                                         $    11,250,656
                                                    51,648       General Dynamics Corp.                                   5,402,381
                                                    28,687       Goodrich Corp.                                             936,344
                                                   221,677       Honeywell International, Inc.                            7,849,583
                                                    29,474       L-3 Communications Holdings, Inc.                        2,158,676
                                                   118,970       Lockheed Martin Corp.                                    6,608,784
                                                    92,552       Northrop Grumman Corp.(c)                                5,031,127
                                                   115,174       Raytheon Co.(c)                                          4,472,206
                                                    46,115       Rockwell Collins, Inc.                                   1,818,776
                                                   132,448       United Technologies Corp.                               13,688,501
                                                                                                                    ---------------
                                                                                                                         59,217,034
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 1.2%                      77,408       FedEx Corp.                                              7,623,914
                                                    16,174       Ryder System, Inc.                                         772,632
                                                   291,600       United Parcel Service, Inc.                             24,920,136
                                                                                                                    ---------------
                                                                                                                         33,316,682
-----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                                     60,476     + Delta Air Lines, Inc.(c)                                   452,360
                                                   204,895       Southwest Airlines Co.                                   3,335,691
                                                                                                                    ---------------
                                                                                                                          3,788,051
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.1%                              19,530       Cooper Tire & Rubber Co.                                   420,871
                                                    38,845       Dana Corp.                                                 673,184
                                                   146,225       Delphi Corp.(c)                                          1,318,949
                                                    42,493     + The Goodyear Tire & Rubber Co.                             622,947
                                                    48,820       Johnson Controls, Inc.                                   3,097,141
                                                    32,126       Visteon Corp.                                              313,871
                                                                                                                    ---------------
                                                                                                                          6,446,963
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.6%                                 473,999       Ford Motor Co.(c)                                        6,939,345
                                                   149,706       General Motors Corp.(c)                                  5,997,222
                                                    76,559       Harley-Davidson, Inc.                                    4,650,959
                                                                                                                    ---------------
                                                                                                                         17,587,526
-----------------------------------------------------------------------------------------------------------------------------------
Beverages - 2.3%                                     9,583       Adolph Coors Co. Class B                                   725,146
                                                   207,685       Anheuser-Busch Cos., Inc.                               10,535,860
                                                    31,988       Brown-Forman Corp. Class B                               1,557,176
                                                   629,328       The Coca-Cola Co.                                       26,198,925
                                                   118,287       Coca-Cola Enterprises, Inc.                              2,466,284
                                                    67,822       Pepsi Bottling Group, Inc.                               1,833,907
                                                   439,388       PepsiCo, Inc.                                           22,936,054
                                                                                                                    ---------------
                                                                                                                         66,253,352
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.3%                               328,347     + Amgen, Inc.                                             21,063,460
                                                    53,155       Applera Corp. - Applied Biosystems Group                 1,111,471
                                                    87,740     + Biogen Idec, Inc.(c)                                     5,844,361
                                                    46,234     + Chiron Corp.                                             1,540,979
                                                    59,080     + Genzyme Corp.                                            3,430,776
                                                   111,700     + Gilead Sciences, Inc.                                    3,908,383
                                                    61,852     + Medimmune, Inc.                                          1,676,808
                                                                                                                    ---------------
                                                                                                                         38,576,238
-----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.2%                            55,400     + American Standard Cos., Inc.                             2,289,128
                                                   115,779       Masco Corp.                                              4,229,407
                                                                                                                    ---------------
                                                                                                                          6,518,535
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.8%                             195,895       The Bank of New York Co., Inc.                           6,546,811
                                                    26,411       The Bear Stearns Cos., Inc.                              2,702,109
                                                   354,368       The Charles Schwab Corp.                                 4,238,241
                                                    94,400     + E*Trade Financial Corp.                                  1,411,280
                                                    26,000       Federated Investors, Inc. Class B                          790,400
                                                    65,586       Franklin Resources, Inc.                                 4,568,065
                                                   125,400       Goldman Sachs Group, Inc.                               13,046,616
                                                    61,905       Janus Capital Group, Inc.                                1,040,623
                                                    70,378       Lehman Brothers Holdings, Inc.                           6,156,667
                                                   108,816       Mellon Financial Corp.                                   3,385,266
                                                   243,567       Merrill Lynch & Co., Inc.(b)                            14,558,000
                                                   285,198       Morgan Stanley                                          15,834,193
                                                    57,027       Northern Trust Corp.                                     2,770,372
                                                    87,023       State Street Corp.(c)                                    4,274,570
                                                    33,024       T. Rowe Price Group, Inc.                                2,054,093
                                                                                                                    ---------------
                                                                                                                         83,377,306
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.7%                                    58,547       Air Products & Chemicals, Inc.                           3,393,970
                                                   242,376       The Dow Chemical Co.                                    12,000,036
                                                   258,173       EI Du Pont de Nemours & Co.                             12,663,386
                                                    19,950       Eastman Chemical Co.                                     1,151,713
                                                    67,114       Ecolab, Inc.                                             2,357,715
                                                    31,997       Engelhard Corp.                                            981,348
                                                    11,835       Great Lakes Chemical Corp.                                 337,179
                                                    26,859     + Hercules, Inc.                                             398,856
                                                    24,096       International Flavors & Fragrances, Inc.                 1,032,273
                                                    68,577       Monsanto Co.                                             3,809,452
                                                    44,587       PPG Industries, Inc.                                     3,039,050
                                                    84,246       Praxair, Inc.                                            3,719,461
                                                    55,003       Rohm & Haas Co.(c)                                       2,432,783
                                                    19,323       Sigma-Aldrich Corp.                                      1,168,269
                                                                                                                    ---------------
                                                                                                                         48,485,491
-----------------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2004 (continued)

Industry*                                      Shares Held       Common Stocks                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 5.9%                             92,503       AmSouth Bancorp                                    $     2,395,828
                                                   145,700       BB&T Corp.(c)                                            6,126,685
                                                 1,046,006       Bank of America Corp.                                   49,151,822
                                                    44,491       Comerica, Inc.                                           2,714,841
                                                    33,902       Compass Bancshares, Inc.                                 1,650,010
                                                   145,356       Fifth Third Bancorp(c)                                   6,872,432
                                                    32,000       First Horizon National Corp.                             1,379,520
                                                    60,329       Huntington Bancshares, Inc.                              1,494,953
                                                   105,710       Keycorp                                                  3,583,569
                                                    30,800       M&T Bank Corp.                                           3,321,472
                                                    58,300       Marshall & Ilsley Corp.                                  2,576,860
                                                   177,056       National City Corp.                                      6,648,453
                                                   122,292       North Fork Bancorporation, Inc.                          3,528,124
                                                    73,268       PNC Financial Services Group, Inc.                       4,208,514
                                                   121,054       Regions Financial Corp.                                  4,308,312
                                                    88,599       SunTrust Banks, Inc.                                     6,545,694
                                                    75,651       Synovus Financial Corp.                                  2,162,106
                                                   491,565       US Bancorp                                              15,395,816
                                                   417,826       Wachovia Corp.                                          21,977,648
                                                   438,322       Wells Fargo & Co.                                       27,241,712
                                                    23,002       Zions Bancorporation                                     1,564,826
                                                                                                                    ---------------
                                                                                                                        174,849,197
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 1.0%               69,278     + Allied Waste Industries, Inc.                              642,900
                                                    52,600     + Apollo Group, Inc. Class A                               4,245,346
                                                    28,058       Avery Dennison Corp.                                     1,682,638
                                                   268,925       Cendant Corp.                                            6,287,466
                                                    41,002       Cintas Corp.                                             1,798,348
                                                    36,102       Equifax, Inc.                                            1,014,466
                                                    49,185       H&R Block, Inc.                                          2,410,065
                                                    30,239     + Monster Worldwide, Inc.                                  1,017,240
                                                    60,782       Pitney Bowes, Inc.                                       2,812,991
                                                    51,995       RR Donnelley & Sons Co.                                  1,834,904
                                                    44,711       Robert Half International, Inc.                          1,315,845
                                                   151,914       Waste Management, Inc.                                   4,548,305
                                                                                                                    ---------------
                                                                                                                         29,610,514
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.6%                    196,155     + ADC Telecommunications, Inc.                               525,695
                                                    46,939     + Andrew Corp.                                               639,779
                                                   105,682     + Avaya, Inc.(c)                                           1,817,730
                                                   145,995     + Ciena Corp.                                                487,623
                                                 1,705,571     + Cisco Systems, Inc.(c)                                  32,917,520
                                                    55,743     + Comverse Technology, Inc.                                1,362,916
                                                   352,675     + Corning, Inc.(c)                                         4,150,985
                                                   375,287     + JDS Uniphase Corp.                                       1,189,660
                                                 1,117,758     + Lucent Technologies, Inc.(c)                             4,202,770
                                                   612,769       Motorola, Inc.                                          10,539,627
                                                   422,160     + Qualcomm, Inc.                                          17,899,584
                                                    40,194       Scientific-Atlanta, Inc.(c)                              1,326,804
                                                   108,487     + Tellabs, Inc.                                              931,903
                                                                                                                    ---------------
                                                                                                                         77,992,596
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 3.9%                     103,917     + Apple Computer, Inc.                                     6,692,255
                                                   647,516     + Dell, Inc.(c)                                           27,286,324
                                                   623,654     + EMC Corp.                                                9,273,735
                                                    82,998     + Gateway, Inc.                                              498,818
                                                   790,017       Hewlett-Packard Co.                                     16,566,656
                                                   430,767       International Business Machines Corp.                   42,465,011
                                                    33,639     + Lexmark International, Inc. Class A                      2,859,315
                                                    24,118     + NCR Corp.                                                1,669,689
                                                    91,421     + Network Appliance, Inc.                                  3,037,006
                                                    25,208     + QLogic Corp.                                               925,890
                                                   850,256     + Sun Microsystems, Inc.                                   4,574,377
                                                                                                                    ---------------
                                                                                                                        115,849,076
-----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.0%                   21,761       Fluor Corp.                                              1,186,192
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%                       26,347       Vulcan Materials Co.                                     1,438,810
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 1.3%                            328,784       American Express Co.(c)                                 18,533,554
                                                    60,167       Capital One Financial Corp.                              5,066,663
                                                   328,972       MBNA Corp.                                               9,273,721
                                                    75,173     + Providian Financial Corp.                                1,238,099
                                                   115,430       SLM Corp.(c)                                             6,162,808
                                                                                                                    ---------------
                                                                                                                         40,274,845
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.2%                       29,560       Ball Corp.                                               1,300,049
                                                    27,636       Bemis Co.                                                  803,931
                                                    40,425     + Pactiv Corp.                                             1,022,348
                                                    22,269     + Sealed Air Corp.                                         1,186,270
                                                    14,153       Temple-Inland, Inc.                                        968,065
                                                                                                                    ---------------
                                                                                                                          5,280,663
-----------------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                                 45,614       Genuine Parts Co.                                        2,009,753
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 3.7%               60,100       CIT Group, Inc.                                          2,753,782
                                                 1,344,636       Citigroup, Inc.                                         64,784,562
                                                   923,856       JPMorgan Chase & Co.                                    36,039,623
                                                    39,440       Moody's Corp.                                            3,425,364

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2004 (continued)

Industry*                                      Shares Held       Common Stocks                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services                      82,200       Principal Financial Group                          $     3,365,268
(concluded)                                                                                                         ---------------
                                                                                                                        110,368,599
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 3.0%      213,092       AT&T Corp.(c)                                            4,061,534
                                                    79,937       Alltel Corp.                                             4,697,098
                                                   474,834       BellSouth Corp.(c)                                      13,195,637
                                                    36,877       CenturyTel, Inc.                                         1,308,027
                                                    77,118       Citizens Communications Co.                              1,063,457
                                                   465,645     + Qwest Communications International                       2,067,464
                                                   859,405       SBC Communications, Inc.                                22,146,867
                                                   374,000       Sprint Corp.                                             9,293,900
                                                   718,028       Verizon Communications, Inc.                            29,087,314
                                                                                                                    ---------------
                                                                                                                         86,921,298
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 2.0%                           35,520     + Allegheny Energy, Inc.                                     700,099
                                                    44,481       Ameren Corp.                                             2,230,277
                                                   103,120       American Electric Power Co., Inc.(c)                     3,541,141
                                                    83,470       Centerpoint Energy, Inc.(c)                                943,211
                                                    44,628       Cinergy Corp.                                            1,857,864
                                                    62,125       Consolidated Edison, Inc.(c)                             2,717,969
                                                    40,638       DTE Energy Co.(c)                                        1,752,717
                                                    84,899       Edison International                                     2,719,315
                                                    60,755       Entergy Corp.                                            4,106,430
                                                   170,728       Exelon Corp.                                             7,523,983
                                                    48,007       FPL Group, Inc.                                          3,588,523
                                                    85,216       FirstEnergy Corp.                                        3,366,884
                                                   108,677     + PG&E Corp.                                               3,616,771
                                                    43,732       PPL Corp.                                                2,330,041
                                                    23,532       Pinnacle West Capital Corp.                              1,045,056
                                                    63,726       Progress Energy, Inc.                                    2,882,964
                                                   190,523       The Southern Co.                                         6,386,331
                                                    50,996       TECO Energy, Inc.                                          782,279
                                                    73,722       TXU Corp.                                                4,759,492
                                                   104,502       Xcel Energy, Inc.                                        1,901,936
                                                                                                                    ---------------
                                                                                                                         58,753,283
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.5%                         51,744       American Power Conversion Corp.                          1,107,322
                                                    24,252       Cooper Industries Ltd. Class A                           1,646,468
                                                   108,748       Emerson Electric Co.                                     7,623,235
                                                    19,568     + Power-One, Inc.                                            174,547
                                                    47,315       Rockwell Automation, Inc.                                2,344,458
                                                                                                                    ---------------
                                                                                                                         12,896,030
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.2%          125,710     + Agilent Technologies, Inc.                               3,029,611
                                                    46,264     + Jabil Circuit, Inc.                                      1,183,433
                                                    49,062       Molex, Inc.                                              1,471,860
                                                   139,563     + Sanmina-SCI Corp.                                        1,182,099
                                                   224,412     + Solectron Corp.                                          1,196,116
                                                    61,211       Symbol Technologies, Inc.                                1,058,950
                                                    23,436       Tektronix, Inc.                                            708,002
                                                                                                                    ---------------
                                                                                                                          9,830,071
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.0%                  49,000       BJ Services Co.                                          2,280,460
                                                    86,944       Baker Hughes, Inc.(c)                                    3,709,900
                                                   113,204       Halliburton Co.                                          4,442,125
                                                    40,515     + Nabors Industries Ltd.                                   2,078,014
                                                    40,079     + Noble Corp.                                              1,993,529
                                                    27,272     + Rowan Cos., Inc.                                           706,345
                                                   151,454       Schlumberger Ltd.(c)                                    10,139,845
                                                    79,141     + Transocean, Inc.                                         3,354,787
                                                                                                                    ---------------
                                                                                                                         28,705,005
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 3.2%                    101,166       Albertson's, Inc.                                        2,415,844
                                                   103,318       CVS Corp.                                                4,656,542
                                                   121,724       Costco Wholesale Corp.                                   5,892,659
                                                   193,324     + The Kroger Co.                                           3,390,903
                                                   113,258     + Safeway, Inc.                                            2,235,713
                                                    32,242       Supervalu, Inc.                                          1,112,994
                                                   165,800       Sysco Corp.(c)                                           6,328,586
                                                 1,101,155       Wal-Mart Stores, Inc.                                   58,163,007
                                                   265,324       Walgreen Co.(c)                                         10,180,482
                                                                                                                    ---------------
                                                                                                                         94,376,730
-----------------------------------------------------------------------------------------------------------------------------------
Food Products - 1.3%                               168,034       Archer-Daniels-Midland Co.                               3,748,838
                                                   105,835       Campbell Soup Co.(c)                                     3,163,408
                                                   140,278       ConAgra Foods, Inc.                                      4,131,187
                                                   105,660       General Mills, Inc.(c)                                   5,252,359
                                                    90,436       HJ Heinz Co.                                             3,526,100
                                                    64,156       Hershey Foods Corp.                                      3,563,224
                                                   106,065       Kellogg Co.                                              4,736,863
                                                    35,600       McCormick & Co., Inc.                                    1,374,160
                                                   204,841       Sara Lee Corp.                                           4,944,862
                                                    58,370       WM Wrigley Jr Co.                                        4,038,620
                                                                                                                    ---------------
                                                                                                                         38,479,621
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.1%                                41,461       KeySpan Corp.                                            1,635,636
                                                    64,037       NiSource, Inc.                                           1,458,763
                                                    11,254       Nicor, Inc.                                                415,723

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2004 (continued)

Industry*                                      Shares Held       Common Stocks                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                        9,504       Peoples Energy Corp.                               $       417,701
(concluded)                                                                                                         ---------------
                                                                                                                          3,927,823
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 2.2%             13,787       Bausch & Lomb, Inc.                                        888,710
                                                   153,327       Baxter International, Inc.                               5,295,915
                                                    65,795       Becton Dickinson & Co.                                   3,737,156
                                                    68,735       Biomet, Inc.                                             2,982,412
                                                   216,364     + Boston Scientific Corp.(c)                               7,691,740
                                                    27,218       CR Bard, Inc.                                            1,741,408
                                                    29,700     + Fisher Scientific International                          1,852,686
                                                    81,621       Guidant Corp.                                            5,884,874
                                                    40,411     + Hospira, Inc.                                            1,353,768
                                                   313,640       Medtronic, Inc.                                         15,578,499
                                                    11,255     + Millipore Corp.                                            560,612
                                                    28,484       PerkinElmer, Inc.                                          640,605
                                                    91,788     + St. Jude Medical, Inc.                                   3,848,671
                                                   103,610       Stryker Corp.                                            4,999,183
                                                    43,557     + Thermo Electron Corp.                                    1,314,986
                                                    31,320     + Waters Corp.                                             1,465,463
                                                    62,777     + Zimmer Holdings, Inc.                                    5,029,693
                                                                                                                    ---------------
                                                                                                                         64,866,381
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services - 2.3%             41,892       Aetna, Inc. New Shares                                   5,226,027
                                                    33,243       AmerisourceBergen Corp.                                  1,950,699
                                                   111,591       Cardinal Health, Inc.                                    6,489,017
                                                   119,935     + Caremark Rx, Inc.(c)                                     4,729,037
                                                    34,996       Cigna Corp.                                              2,854,624
                                                    22,800     + Express Scripts, Inc.                                    1,742,832
                                                   108,896       HCA, Inc.                                                4,351,484
                                                    63,100       Health Management Associates, Inc. Class A               1,433,632
                                                    42,204     + Humana, Inc.                                             1,253,037
                                                    62,540       IMS Health, Inc.                                         1,451,553
                                                    36,000     + Laboratory Corp. of America Holdings                     1,793,520
                                                    23,404       Manor Care, Inc.                                           829,204
                                                    72,384       McKesson Corp.                                           2,277,201
                                                    70,601     + Medco Health Solutions, Inc.                             2,937,002
                                                    26,100       Quest Diagnostics                                        2,493,855
                                                   122,337     + Tenet Healthcare Corp.                                   1,343,260
                                                   169,178       UnitedHealth Group, Inc.                                14,892,739
                                                    78,892     + WellPoint, Inc.                                          9,072,580
                                                                                                                    ---------------
                                                                                                                         67,121,303
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.5%               159,980       Carnival Corp.(c)                                        9,219,647
                                                    42,707       Darden Restaurants, Inc.                                 1,184,692
                                                    29,130       Harrah's Entertainment, Inc.                             1,948,506
                                                    98,731       Hilton Hotels Corp.                                      2,245,143
                                                    92,720       International Game Technology(c)                         3,187,714
                                                    62,027       Marriott International, Inc. Class A                     3,906,460
                                                   325,718       McDonald's Corp.                                        10,442,519
                                                   103,112     + Starbucks Corp.(c)                                       6,430,064
                                                    53,668       Starwood Hotels & Resorts Worldwide, Inc.                3,134,211
                                                    31,572       Wendy's International, Inc.                              1,239,517
                                                    75,734       Yum! Brands, Inc.                                        3,573,130
                                                                                                                    ---------------
                                                                                                                         46,511,603
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.6%                           20,542       Black & Decker Corp.                                     1,814,475
                                                    31,668       Centex Corp.                                             1,886,779
                                                    38,115       Fortune Brands, Inc.                                     2,941,716
                                                    12,111       KB Home                                                  1,264,388
                                                    50,316       Leggett & Platt, Inc.                                    1,430,484
                                                    20,603       Maytag Corp.                                               434,723
                                                    70,554       Newell Rubbermaid, Inc.                                  1,706,701
                                                    32,586       Pulte Homes, Inc.                                        2,078,987
                                                    15,352       Snap-On, Inc.                                              527,495
                                                    21,043       The Stanley Works                                        1,030,897
                                                    19,260       Whirlpool Corp.                                          1,332,985
                                                                                                                    ---------------
                                                                                                                         16,449,630
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 1.9%                           40,298       Clorox Co.                                               2,374,761
                                                   144,381       Colgate-Palmolive Co.                                    7,386,532
                                                   128,123       Kimberly-Clark Corp.                                     8,431,775
                                                   659,396       Procter & Gamble Co.                                    36,319,532
                                                                                                                    ---------------
                                                                                                                         54,512,600
-----------------------------------------------------------------------------------------------------------------------------------
IT Services - 1.1%                                  33,300     + Affiliated Computer Services, Inc. Class A               2,004,327
                                                   151,480       Automatic Data Processing, Inc.                          6,718,138
                                                    46,350     + Computer Sciences Corp.                                  2,612,749
                                                    37,814     + Convergys Corp.                                            566,832
                                                   125,787       Electronic Data Systems Corp.                            2,905,680
                                                   217,000       First Data Corp.                                         9,231,180
                                                    50,092     + Fiserv, Inc.(c)                                          2,013,197
                                                    98,058       Paychex, Inc.(c)                                         3,341,817
                                                    36,073       Sabre Holdings Corp. Class A                               799,378
                                                    75,300     + Sungard Data Systems, Inc.                               2,133,249
                                                    85,982     + Unisys Corp.                                               875,297
                                                                                                                    ---------------
                                                                                                                         33,201,844
-----------------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2004 (continued)

Industry*                                      Shares Held       Common Stocks                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 4.7%                    202,988       3M Co.                                             $    16,659,225
                                                 2,740,581       General Electric Co.                                   100,031,206
                                                    36,114       Textron, Inc.                                            2,665,213
                                                   522,025       Tyco International Ltd.                                 18,657,174
                                                                                                                    ---------------
                                                                                                                        138,012,818
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 4.3%                                    67,910       ACE Ltd.                                                 2,903,152
                                                    27,666       AMBAC Financial Group, Inc.                              2,272,209
                                                    80,285       AON Corp.                                                1,915,600
                                                   131,499       Aflac, Inc.                                              5,238,920
                                                   183,744       The Allstate Corp.                                       9,503,240
                                                   675,707       American International Group, Inc.                      44,373,679
                                                    48,953       Chubb Corp.                                              3,764,486
                                                    44,001       Cincinnati Financial Corp.                               1,947,484
                                                    75,225       Hartford Financial Services Group, Inc.                  5,213,845
                                                    35,536       Jefferson-Pilot Corp.                                    1,846,451
                                                    46,919       Lincoln National Corp.                                   2,190,179
                                                    47,590       Loews Corp.                                              3,345,577
                                                    38,045       MBIA, Inc.                                               2,407,488
                                                   141,798       Marsh & McLennan Cos., Inc.(c)                           4,665,154
                                                   192,442       Metlife, Inc.                                            7,795,825
                                                    51,000       The Progressive Corp.                                    4,326,840
                                                   137,300       Prudential Financial, Inc.                               7,546,008
                                                    32,822       Safeco Corp.                                             1,714,621
                                                   172,827       The St. Paul Travelers Cos., Inc.                        6,406,697
                                                    29,356       Torchmark Corp.                                          1,677,402
                                                    69,467       UnumProvident Corp.                                      1,246,238
                                                    35,505       XL Capital Ltd. Class A                                  2,756,963
                                                                                                                    ---------------
                                                                                                                        125,058,058
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.7%                   171,400     + eBay, Inc.(c)                                           19,930,392
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 0.5%                352,860     + Yahoo!, Inc.                                            13,295,765
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.2%                 24,364       Brunswick Corp.                                          1,206,018
                                                    73,853       Eastman Kodak Co.                                        2,381,759
                                                    45,694       Hasbro, Inc.                                               885,550
                                                   103,734       Mattel, Inc.                                             2,021,776
                                                                                                                    ---------------
                                                                                                                          6,495,103
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.6%                                    88,844       Caterpillar, Inc.                                        8,663,178
                                                    11,109       Cummins, Inc.                                              930,823
                                                    78,350       Danaher Corp.                                            4,498,073
                                                    64,498       Deere & Co.                                              4,798,651
                                                    53,059       Dover Corp.                                              2,225,294
                                                    37,150       Eaton Corp.                                              2,688,174
                                                    24,096       ITT Industries, Inc.                                     2,034,907
                                                    78,721       Illinois Tool Works, Inc.                                7,295,862
                                                    40,798       Ingersoll-Rand Co. Class A                               3,276,079
                                                    18,658     + Navistar International Corp.                               820,579
                                                    44,874       Paccar, Inc.                                             3,611,460
                                                    32,203       Pall Corp.                                                 932,277
                                                    28,588       Parker Hannifin Corp.                                    2,165,255
                                                                                                                    ---------------
                                                                                                                         43,940,612
-----------------------------------------------------------------------------------------------------------------------------------
Media - 3.9%                                       170,854       Clear Channel Communications, Inc.(c)                    5,721,900
                                                   459,943     + Comcast Corp. Class A(c)                                15,306,903
                                                   119,705     + Comcast Corp. Special Class A(c)                         3,931,112
                                                    21,019       Dow Jones & Co., Inc.                                      905,078
                                                    69,479       Gannett Co., Inc.                                        5,676,434
                                                   104,486     + Interpublic Group of Cos., Inc.                          1,400,112
                                                    20,751       Knight-Ridder, Inc.                                      1,389,072
                                                    49,308       The McGraw-Hill Cos., Inc.                               4,513,654
                                                    13,021       Meredith Corp.                                             705,738
                                                    38,347       New York Times Co. Class A                               1,564,558
                                                   627,700       News Corp. Class A                                      11,712,882
                                                    51,097       Omnicom Group                                            4,308,499
                                                 1,185,884     + Time Warner, Inc.                                       23,053,585
                                                    80,342       Tribune Co.                                              3,385,612
                                                    82,571     + Univision Communications, Inc. Class A                   2,416,853
                                                   441,663       Viacom, Inc. Class B                                    16,072,117
                                                   532,847       Walt Disney Co.                                         14,813,147
                                                                                                                    ---------------
                                                                                                                        116,877,256
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.8%                             224,645       Alcoa, Inc.                                              7,058,346
                                                    22,028       Allegheny Technologies, Inc.                               477,347
                                                    51,334       Freeport-McMoRan Copper & Gold, Inc. Class   B           1,962,499
                                                   121,886       Newmont Mining Corp.                                     5,412,957
                                                    41,232       Nucor Corp.                                              2,158,083
                                                    24,188       Phelps Dodge Corp.                                       2,392,677
                                                    30,622       United States Steel Corp.                                1,569,378
                                                                                                                    ---------------
                                                                                                                         21,031,287
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power - 0.8%         154,760     + The AES Corp.                                            2,115,569
                                                    34,414     + CMS Energy Corp.                                           359,626
                                                   115,660     + Calpine Corp.(c)                                           455,700
                                                    44,449       Constellation Energy Group, Inc.                         1,942,866
                                                    88,153       Dominion Resources, Inc.                                 5,971,484


Master S&P 500 Index Series
Schedule of Investments as of December 31, 2004 (continued)

Industry*                                      Shares Held       Common Stocks                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                242,219       Duke Energy Corp.(c)                               $     6,135,407
(concluded)                                        112,671     + Dynegy, Inc. Class A                                       520,540
                                                       900       Progress Energy, Inc.                                          108
                                                    61,164       Public Service Enterprise Group, Inc.(c)                 3,166,460
                                                    53,638       Sempra Energy                                            1,967,442
                                                                                                                    ---------------
                                                                                                                         22,635,202
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 1.1%                             29,895     + Big Lots, Inc.                                             362,626
                                                    21,964       Dillard's, Inc. Class A                                    590,173
                                                    82,550       Dollar General Corp.                                     1,714,563
                                                    43,664       Family Dollar Stores, Inc.                               1,363,627
                                                    46,867       Federated Department Stores                              2,708,444
                                                    80,198       JC Penney Co. Inc. Holding Co.                           3,320,197
                                                    88,609     + Kohl's Corp.                                             4,356,904
                                                    75,928       The May Department Stores Co.                            2,232,283
                                                    35,836       Nordstrom, Inc.                                          1,674,616
                                                    59,518       Sears Roebuck and Co.                                    3,037,203
                                                   234,335       Target Corp.                                            12,169,017
                                                                                                                    ---------------
                                                                                                                         33,529,653
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                          235,502     + Xerox Corp.                                              4,005,889
-----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas - 6.2%                                    23,767       Amerada Hess Corp.                                       1,957,925
                                                    64,861       Anadarko Petroleum Corp.                                 4,203,641
                                                    84,242       Apache Corp.                                             4,260,118
                                                    18,458       Ashland, Inc.                                            1,077,578
                                                   102,136       Burlington Resources, Inc.                               4,442,916
                                                   552,300       ChevronTexaco Corp.                                     29,001,273
                                                   178,589       ConocoPhillips                                          15,506,883
                                                   125,494       Devon Energy Corp.                                       4,884,226
                                                    30,670       EOG Resources, Inc.                                      2,188,611
                                                   157,815       El Paso Corp.                                            1,641,276
                                                 1,670,712       Exxon Mobil Corp.(e)                                    85,640,697
                                                    39,365       Kerr-McGee Corp.                                         2,274,903
                                                    32,634       Kinder Morgan, Inc.                                      2,386,524
                                                    88,747       Marathon Oil Corp.                                       3,337,775
                                                   101,029       Occidental Petroleum Corp.                               5,896,052
                                                    19,585       Sunoco, Inc.                                             1,600,290
                                                    68,474       Unocal Corp.(c)                                          2,960,816
                                                    66,600       Valero Energy Corp.                                      3,023,640
                                                   135,686       Williams Cos., Inc.                                      2,210,325
                                                    72,800       XTO Energy, Inc.                                         2,575,664
                                                                                                                    ---------------
                                                                                                                        181,071,133
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.5%                      65,467       Georgia-Pacific Corp.                                    2,453,703
                                                   125,462       International Paper Co.                                  5,269,404
                                                    28,528       Louisiana-Pacific Corp.                                    762,839
                                                    52,672       MeadWestvaco Corp.                                       1,785,054
                                                    61,061       Weyerhaeuser Co.                                         4,104,520
                                                                                                                    ---------------
                                                                                                                         14,375,520
-----------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.6%                            19,992       Alberto-Culver Co. Class B                                 971,011
                                                   122,560       Avon Products, Inc.                                      4,743,072
                                                   259,601       The Gillette Co.                                        11,624,933
                                                                                                                    ---------------
                                                                                                                         17,339,016
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.8%                             404,917       Abbott Laboratories                                     18,889,378
                                                    33,564       Allergan, Inc.                                           2,721,033
                                                   504,461       Bristol-Myers Squibb Co.(c)                             12,924,291
                                                   293,277       Eli Lilly & Co.                                         16,643,470
                                                    96,064     + Forest Laboratories, Inc.                                4,309,431
                                                   769,777       Johnson & Johnson                                       48,819,257
                                                    60,855     + King Pharmaceuticals, Inc.                                 754,602
                                                   575,457       Merck & Co., Inc.                                       18,495,188
                                                    68,700       Mylan Laboratories(c)                                    1,214,616
                                                 1,948,681       Pfizer, Inc.                                            52,400,032
                                                   381,825       Schering-Plough Corp.                                    7,972,506
                                                    28,481     + Watson Pharmaceuticals, Inc.                               934,462
                                                   345,899       Wyeth                                                   14,731,838
                                                                                                                    ---------------
                                                                                                                        200,810,104
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.6%                                  23,100       Apartment Investment & Management Co. Class A              890,274
                                                    48,100       Archstone-Smith Trust                                    1,842,230
                                                   103,964       Equity Office Properties Trust                           3,027,432
                                                    72,740       Equity Residential                                       2,631,733
                                                    47,500       Plum Creek Timber Co., Inc.                              1,825,900
                                                    45,900       Prologis                                                 1,988,847
                                                    57,800       Simon Property Group, Inc.(c)                            3,737,926
                                                                                                                    ---------------
                                                                                                                         15,944,342
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.6%                                  97,294       Burlington Northern Santa Fe Corp.                       4,602,979
                                                    55,078       CSX Corp.                                                2,207,526
                                                   102,542       Norfolk Southern Corp.                                   3,710,995
                                                    69,876       Union Pacific Corp.                                      4,699,161
                                                                                                                    ---------------
                                                                                                                         15,220,661
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment-           92,847     + Advanced Micro Devices, Inc.                             2,044,491
3.1%                                                96,890     + Altera Corp.                                             2,005,623
                                                    96,416       Analog Devices, Inc.                                     3,559,679


Master S&P 500 Index Series
Schedule of Investments as of December 31, 2004 (continued)

Industry*                                      Shares Held       Common Stocks                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment           439,876     + Applied Materials, Inc.                            $     7,521,880
(concluded)                                         81,267     + Applied Micro Circuits Corp.                               342,134
                                                    80,481     + Broadcom Corp. Class A(c)                                2,597,927
                                                    11,200     + Freescale Semiconductor, Inc. Class A                      199,584
                                                    89,658     + Freescale Semiconductor, Inc. Class B                    1,646,121
                                                 1,636,531       Intel Corp.                                             38,278,460
                                                    55,737     + Kla-Tencor Corp.                                         2,596,229
                                                    97,966     + LSI Logic Corp.                                            536,854
                                                    86,999       Linear Technology Corp.                                  3,372,081
                                                    84,260       Maxim Integrated Products, Inc.                          3,571,781
                                                   158,568     + Micron Technology, Inc.                                  1,958,315
                                                    97,072       National Semiconductor Corp.                             1,742,442
                                                    40,800     + Novellus Systems, Inc.                                   1,137,912
                                                    53,120     + Nvidia Corp.                                             1,251,507
                                                    45,954     + PMC - Sierra, Inc.                                         516,983
                                                    49,832     + Teradyne, Inc.                                             850,632
                                                   448,972       Texas Instruments, Inc.(c)                              11,053,691
                                                    89,993       Xilinx, Inc.                                             2,668,292
                                                                                                                    ---------------
                                                                                                                         89,452,618
-----------------------------------------------------------------------------------------------------------------------------------
Software - 4.2%                                     62,025       Adobe Systems, Inc.                                      3,891,448
                                                    58,328       Autodesk, Inc.                                           2,213,548
                                                    58,520     + BMC Software, Inc.                                       1,088,472
                                                    45,305     + Citrix Systems, Inc.                                     1,111,332
                                                   151,712       Computer Associates International, Inc.(c)               4,712,175
                                                    94,049     + Compuware Corp.                                            608,497
                                                    78,800     + Electronic Arts, Inc.                                    4,860,384
                                                    49,252     + Intuit, Inc.                                             2,167,581
                                                    28,227     + Mercury Interactive Corp.                                1,285,740
                                                 2,822,124       Microsoft Corp.(e)                                      75,378,932
                                                   100,324     + Novell, Inc.                                               677,187
                                                 1,339,285     + Oracle Corp.                                            18,374,990
                                                    68,265     + Parametric Technology Corp.                                402,081
                                                   130,537     + Siebel Systems, Inc.                                     1,370,638
                                                   163,200     + Symantec Corp.                                           4,204,032
                                                   115,581     + Veritas Software Corp.                                   3,299,838
                                                                                                                    ---------------
                                                                                                                        125,646,875
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 2.4%                             71,100     + Autonation, Inc.                                         1,365,831
                                                    21,677     + Autozone, Inc.                                           1,979,327
                                                    77,924     + Bed Bath & Beyond, Inc.                                  3,103,713
                                                    84,246       Best Buy Co., Inc.                                       5,005,897
                                                    51,023       Circuit City Stores, Inc.                                  798,000
                                                   232,693       The Gap, Inc.                                            4,914,476
                                                   569,386       Home Depot, Inc.                                        24,335,558
                                                   201,840       Lowe's Cos., Inc.(c)                                    11,623,966
                                                    98,094       Limited Brands, Inc.                                     2,258,124
                                                    81,658     + Office Depot, Inc.                                       1,417,583
                                                    22,624       OfficeMax, Inc.                                            709,941
                                                    42,398       RadioShack Corp.                                         1,394,046
                                                    37,792       The Sherwin-Williams Co.                                 1,686,657
                                                   129,734     + Staples, Inc.                                            4,373,333
                                                   130,548       TJX Cos., Inc.(c)                                        3,280,671
                                                    37,501       Tiffany & Co.                                            1,198,907
                                                    51,597     + Toys R US, Inc.                                          1,056,191
                                                                                                                    ---------------
                                                                                                                         70,502,221
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods - 0.4%             48,300     + Coach, Inc.                                              2,724,120
                                                    33,260       Jones Apparel Group, Inc.                                1,216,318
                                                    26,238       Liz Claiborne, Inc.                                      1,107,506
                                                    67,210       Nike, Inc. Class B                                       6,095,275
                                                    15,387       Reebok International Ltd.                                  677,028
                                                    28,767       VF Corp.                                                 1,593,116
                                                                                                                    ---------------
                                                                                                                         13,413,363
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.9%                  145,110       Countrywide Financial Corp.                              5,370,521
                                                   251,073       Fannie Mae                                              17,878,908
                                                   178,203       Freddie Mac                                             13,133,561
                                                    78,496       Golden West Financial Corp.                              4,821,224
                                                    25,280       MGIC Investment Corp.                                    1,742,045
                                                    94,000       Sovereign Bancorp, Inc.                                  2,119,700
                                                   227,286       Washington Mutual, Inc.                                  9,609,652
                                                                                                                    ---------------
                                                                                                                         54,675,611
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.3%                                     532,618       Altria Group, Inc.                                      32,542,960
                                                    41,600       Reynolds American, Inc.                                  3,269,760
                                                    43,335       UST, Inc.                                                2,084,847
                                                                                                                    ---------------
                                                                                                                         37,897,567
-----------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.1%             22,445       WW Grainger, Inc.                                        1,495,286
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.3%         288,377     + Nextel Communications, Inc. Class A                      8,651,310
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Common Stocks
                                                                 (Cost - $2,492,376,609) -- 99.7%                     2,930,288,307
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 Warrants(a)
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 0.0%                                  Lucent Technologies, Inc.                                   41,624
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Warrants
                                                                 (Cost - $43,731) --  0.0%                                   41,624
-----------------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of December 31, 2004 (concluded)

                                       Beneficial Interest       Short-Term Securities                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                                              $ 13,830,516       Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                                 Series I(b)                                        $    13,830,516
                                               195,307,280       Merrill Lynch Liquidity Series, LLC Money Market
                                                                 Series(b)(d)                                           195,307,280
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Short-Term Securities
                                                                 (Cost - $209,137,796) -- 7.1%                          209,137,796
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost - $2,701,558,136**) - 106.8 %                                                                 3,139,467,727

Liabilities in Excess of Other Assets - (6.8%)                                                                         (201,076,662)
                                                                                                                    ---------------
Net Assets - 100.0%                                                                                                 $ 2,938,391,065
                                                                                                                    ===============

* For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                            $ 2,782,656,546
                                                                ===============
      Gross unrealized appreciation                             $   585,819,081
      Gross unrealized depreciation                                (229,007,900)
                                                                ---------------
      Net unrealized appreciation                               $   356,811,181
                                                                ===============

+     Non-income producing security.
(a) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                       Interest/
      Affiliate                                  Net Activity    Dividend Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                        33,500         $ 147,707
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                       $(34,338,927)        $ 844,463
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                       $(16,953,033)        $ 212,968
      Merrill Lynch Premier Institutional Fund    (70,753,437)        $  25,152
      --------------------------------------------------------------------------

(c)   Security, or a portion of security, is on loan.
(d)   Security was purchased with the cash proceeds from securities loans.
(e) All or a portion of security held as collateral in connection with open financial futures contracts.

      Financial futures contracts purchased as of December 31, 2004 were as follows:

      Number of                     Expiration        Face            Unrealized
      Contracts     Issue           Date              Value         Appreciation
      --------------------------------------------------------------------------
          40        S&P 500 Index   March 2005     $ 11,854,247         $282,753
      --------------------------------------------------------------------------

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: February 24, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: February 24, 2005